UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2014

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, Warren, New Jersey	07059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.07. Submission of Matters to a Vote of Security Holders

Item 9.01 Financial Statements and Exhibits

Signatures

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 29, 2014, the shareholders of The Chubb Corporation (the Corporation) approved the adoption of The Chubb Corporation Long-Term Incentive Plan (2014) (the 2014 LTIP) at Chubb’s annual meeting of shareholders. The terms of the 2014 LTIP are set forth in Chubb’s definitive proxy statement filed with the Securities and Exchange Commission on March 14, 2014 (the 2014 Proxy Statement) under the heading “Proposal 2 — Adoption of The Chubb Corporation Long-Term Incentive Plan (2014).” The description of the 2014 LTIP set forth in the 2014 Proxy Statement is qualified in its entirety by reference to the complete text of the 2014 LTIP.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Corporation was held on April 29, 2014. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

Election of Directors. The shareholders of the Corporation elected each of the director nominees proposed by the Corporation’s Board of Directors to serve until his or her successor is duly elected and qualified. The following is a breakdown of the voting results:

Director	Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes
Zoë Baird Budinger	190,503,914	2,633,930	0	22,281,171
Sheila P. Burke	191,267,543	1,870,301	0	22,281,171
James I. Cash, Jr.	189,746,746	3,391,098	0	22,281,171
John D. Finnegan	187,835,478	5,302,366	0	22,281,171
Timothy P. Flynn	192,841,920	295,924	0	22,281,171
Karen M. Hoguet	192,618,386	519,458	0	22,281,171
Lawrence W. Kellner	192,756,955	380,889	0	22,281,171
Martin G. McGuinn	192,332,494	805,350	0	22,281,171
Lawrence M. Small	191,080,191	2,057,653	0	22,281,171
Jess Søderberg	192,747,265	390,579	0	22,281,171
Daniel E. Somers	191,574,562	1,563,282	0	22,281,171
William C. Weldon	192,134,666	1,003,178	0	22,281,171
James M. Zimmerman	192,365,018	772,826	0	22,281,171
Alfred W. Zollar	190,672,658	2,465,186	0	22,281,171

Adoption of The Chubb Corporation Long-Term Incentive Plan (2014). The shareholders of the Corporation approved the adoption of the 2014 LTIP. The following is a breakdown of the voting results:

Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes
181,875,499	10,933,726	328,619	22,281,171

Appointment of Ernst & Young LLP as Independent Auditor. The shareholders of the Corporation ratified the appointment of Ernst & Young LLP as the Corporation’s independent auditor. The following is a breakdown of the voting results:

Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes
213,689,918	1,578,959	150,138	0

Advisory Vote on Executive Compensation. The shareholders of the Corporation approved, on an advisory basis, the Corporation’s compensation program for its named executive officers as set forth in the 2014 Proxy Statement. The following is a breakdown of the voting results:

Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes
185,952,471	6,539,471	645,902	22,281,171

Shareholder Proposal relating to the Corporation’s Sustainability Reporting. The shareholders of the Corporation rejected a proposal relating to the Corporation’s sustainability reporting. The following is a breakdown of the voting results:

Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes
54,174,486	113,751,899	25,211,459	22,281,171

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	The Chubb Corporation Long-Term Incentive Plan (2014) incorporated by reference to Exhibit 99.1 of the registrant’s registration statement on Form S-8 filed on April 29, 2014 (File No. 333-195560).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

Date: May 1, 2014	By:	/s/ Maureen A. Brundage
	Name:	Maureen A. Brundage
	Title:	Executive Vice President, General Counsel and Secretary